Exhibit 10.4(e)

CARIS LIFE SCIENCES, INC.

2020 INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

This Restricted Stock Unit Award Agreement (the “Agreement”) is made and entered into as of the date of grant set forth below (the “Date of Grant”) by and between Caris Life Sciences, Inc., a Texas corporation (the “Company”), and the participant named below (the “Participant”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company’s 2020 Incentive Plan (the “Plan”).

Participant:	[ ]

Address:	[ ]

Grant Number:	[ ]

Total Restricted Stock Units:	[ ]

Date of Grant:	[ ]

Expiration Date:	[ ]

WHEREAS, the Company desires to grant restricted stock units (“RSUs”) with respect to shares of common stock of the Company, par value US$0.001 per share (the “Shares”) to certain employees, consultants and/or directors of the Company;

WHEREAS, the Company has adopted the Plan in order to effect such grants; and

WHEREAS, the Administrator has determined that it is in the interest of the Company to grant these RSUs to the Participant.

NOW, THEREFORE, in consideration of the services to be rendered by the Participant to the Company and subject to the terms and conditions set forth herein and in the Plan, the parties hereto agree as follows:

1.             Grant of RSUs. The Company hereby grants to Participant the number of RSUs set forth above as Total Restricted Stock Units, each entitling Participant to receive one Share upon settlement, subject to all of the terms and conditions of this Agreement and the Plan, including vesting.

2024

2.             Vesting; Settlement of RSUs.

2.1.             Vesting. RSUs shall vest only upon the occurrence, on or before the Expiration Date, of either (1) an IPO or (2) a Change of Control (each a “Vesting Date”), subject to the Participant’s Continuous Service with the Company through the Vesting Date. For the purposes of this Agreement, an “IPO” means the occurrence of an initial public offering that results in any security of the Company being listed (or approved for listing) on any securities exchange or designated (or approved for designation) as a national market security on an interdealer quotation system, on or before the date set forth above as Expiration Date. Unless otherwise determined by the Administrator in its sole discretion, if Participant’s Continuous Service is terminated for any reason, all outstanding RSUs that are not vested at the date of such termination shall be cancelled and terminated without any payment.

2.2.             Settlement. Pursuant to such procedures established by the Administrator, and subject to any deferral of delivery pursuant to Section 8.2, the Company shall issue whole Shares to the Participant in settlement of the vested portion of the RSUs as soon as administratively practicable after the applicable Vesting Date.

2.3.             Tax Withholding. Prior to the issuance of the Shares upon settlement of the RSUs, Participant must satisfy any tax withholding obligations relating to the settlement of the RSUs and the acquisition of the Shares. The Company shall hold back a portion of the RSUs otherwise deliverable to the Participant to cover any such required withholdings. If Shares are used to pay all or a portion of such withholding tax obligation, the number of Shares that may be withheld, surrendered, or reduced shall be limited to the number of Shares equal in value to the aggregate amount of such liabilities based on the greatest statutory withholding rates applicable to Participant for federal, state, foreign, or local tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment with respect to the RSUs, as determined by the Company. If the Administrator permits, Participant may provide for payment of withholding taxes upon settlement of the RSUs by (a) authorizing the Company to issue and then immediately redeem or repurchase, at Fair Market Value, Shares out of the Shares issued to the Participant as a result of the settlement of the RSUs or (b) tendering to the Company currently owned and unencumbered Shares of the Company for redemption or repurchase and, in each of (a) and (b), immediately tendering the redemption or repurchase price paid by the Company in respect of such Shares back to the Company.

3.             Cancellation and Rescission of RSUs for Detrimental Activity.

3.1.             The Administrator may cancel, rescind, suspend, withhold or otherwise limit or restrict any RSUs at any time if the Participant is not in compliance with all applicable provisions of this Agreement and the Plan, or if the Participant engages in any Detrimental Activity.

3.2.             Upon settlement or delivery pursuant to settlement of the RSUs, the Participant shall certify in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and has not engaged in any Detrimental Activity. In the event a Participant engages in Detrimental Activity after the settlement or delivery of any Shares pursuant to this Agreement, during any period for which any restrictive covenant prohibiting such activity is applicable to the Participant, such settlement or delivery may be rescinded within one (1) year thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the settlement or delivery of such Shares, in such manner and on such terms and conditions as may be required by the Company. The Company shall be entitled to setoff against the amount of any such gain any amount owed to the Participant by the Company.

3.3.             At the Administrator’s discretion, the Company may exercise the right of rescission set forth in this Section 3 via the mandatory redemption or repurchase of the Participant’s Shares. It is expressly agreed by the Participant that, since the Participant is not making any monetary payment or incurring any monetary obligation to the Company for the issuance of the Shares, no purchase price or other consideration shall be payable to the Participant by the Company for the Company’s redemption or repurchase of the Participant’s Shares.

4.             Compliance with Laws and Regulations. The settlement of the RSUs and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all Applicable Laws and with all applicable requirements of any stock exchange on which the Shares may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with any federal or state securities commission or any stock exchange to effect such compliance.

5.             Nontransferability of the RSUs. Unless determined otherwise by the Administrator, the RSUs may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution; provided, however, that the Administrator may, subject to Applicable Laws and such terms and conditions as it shall specify, permit the transfer of the RSUs for no consideration to a Permitted Transferee. RSUs transferred to a Permitted Transferee shall be further transferable only by last will and testament or the laws of descent and distribution or, for no consideration, to another Permitted Transferee of the Participant. In no event may the RSUs be transferred to any person who has joined or is supporting a Competing Business.

6.             Privileges of Share Ownership. Participant shall not have any of the rights of a shareholder with respect to any Shares until the Shares are issued and delivered to the Participant in such manner as the Company, in its sole discretion, shall deem appropriate.

7.             Restrictive Covenants. As a condition to the grant and settlement of the RSUs, the Participant agrees to comply with the restrictive covenants (each a “Restrictive Covenant”) set forth in any Proprietary Information, Intellectual Property, Restrictive Covenant and Arbitration Agreement (the “PIIA”) or other agreement or policy that may be in effect between the Participant and the Company Group. The Participant understands that the cancellation of any RSUs or rights under this Agreement may occur for any violation or lack of enforceability of any Restrictive Covenant and such cancellation may not be adequate recompense for the damages potentially sustained by the Company Group. Such cancellation shall be in addition to any equitable and legal rights the Company Group has or may have and shall not constitute a release of any claim that the Company Group may have for damages, past, present or future. In addition, a breach by the Participant of any provisions of any Restrictive Covenant that occurs after any delivery of the Shares pursuant to this Agreement (including any breach occurring after termination of employment) shall cause the delivery of the Shares under this Agreement to be rescinded (and if the Participant has previously sold the Shares issued pursuant to this Agreement, the Participant would be required to pay back to the Company Group the pre-tax proceeds received from the sale of such Shares).

7.1.             At the Administrator’s discretion, the Company may exercise the right of rescission set forth in this Section 7 via the mandatory redemption or repurchase of the Participant’s Shares. It is expressly agreed by the Participant that, since the Participant is not making any monetary payment or incurring any monetary obligation to the Company for the issuance of the Shares, no purchase price or other consideration shall be payable to the Participant by the Company for the Company’s redemption or repurchase of the Participant’s Shares.

8.             Restrictions on Transfer.

8.1.             Securities Law Restrictions. Regardless of whether the offering and sale of the Shares under the Plan has been registered under the Securities Act, the securities laws of another jurisdiction or registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on share certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of another jurisdiction, the securities laws of any state or any other law.

8.2.             Market Stand-Off. In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s IPO, the Participant shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any of the Shares or any securities convertible into or exercisable or exchangeable (directly or indirectly) for the Shares (whether such Shares or any such securities are then owned by the Participant or are thereafter acquired) without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the “Market Stand-Off”). In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. If there is any change in the number of outstanding Shares by reason of a share split, reverse share split, share dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation, a reverse merger or similar transaction, then any new, substituted or additional securities which are by reason of such transaction distributed with respect to any of the Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. To the extent the vesting of any RSUs occurs during the Market Stand-Off, the Administrator retains the right, in its sole discretion, to defer the delivery of Shares underlying the RSUs until promptly following the termination of the Market Stand-Off; provided, however, that in no event shall the delivery of such Shares be later than March 15th of the calendar year following the calendar year in which the RSUs vest.

8.3.             Right of Repurchase. Following a termination of the Participant’s Continuous Service, the Company may repurchase the Participant’s Shares acquired under the Plan as provided in this Section (the “Right of Repurchase”). With respect to any vested RSUs and any Shares acquired upon settlement of the RSUs, the Right of Repurchase shall be exercisable at a purchase price (the “Purchase Price”) equal to (i) the Fair Market Value of vested Shares (the “Share Repurchase Right”); or (ii) in the case of a vested RSU (the “RSU Repurchase Right”), the Fair Market Value of the Shares underlying the vested RSUs (in each case as of the date the written notice described in Section 8.3(b) is delivered). For the avoidance of doubt, any unvested RSUs will be forfeited for no consideration.

(a)             Condition Precedent to Settlement. The Right of Repurchase shall be exercisable following the later of: (i) the date when the Participant’s Continuous Service terminates for any reason, with or without cause, including (without limitation) death or Disability; and (ii) the date when the RSUs are settled.

(b)             Exercise of Right of Repurchase. The Company shall exercise the Right of Repurchase by written notice delivered to the Participant. The notice shall set forth the date on which the repurchase is to be effected, which must occur within thirty-one (31) days of the notice. The certificate(s) representing any of the Shares to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Company (to the extent not already in the Company’s custody) properly endorsed for transfer; provided, however, that the failure to deliver such certificate(s) to the Company shall not prevent the Company from repurchasing any Shares under this Agreement. The Company shall, concurrently with the receipt of such certificate(s), pay to the Participant the Purchase Price determined according to this Section 8.3. Payment shall be made in cash or cash equivalents or by canceling indebtedness to the Company incurred by the Participant.

8.4.             Right of First Refusal. If the Shares are not readily tradable on an established securities market and the Participant proposes to sell, pledge, gift or otherwise transfer any Share, or any interest in such Shares, to any third party other than a Permitted Transferee (the “Transferee”) the Company shall have a right of first refusal to purchase all (and not less than all) of such Shares (the “Right of First Refusal”). If the Participant desires to transfer Shares, the Participant shall first tender to the Company for its repurchase or redemption, via a written transfer notice (“Transfer Notice”) describing in full the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any Applicable Laws, all of the Shares proposed to be transferred to the Transferee. The Transfer Notice shall be signed both by the Participant and the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to redeem or repurchase all, and not less than all, of the Shares on the same terms and conditions (as to timing and price) of the proposal described in the Transfer Notice by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is received by the Company; provided, however, that in the case of a proposed gift or other non-compensatory transfer of Shares, the purchase price per Share under this Right of First Refusal shall be the Fair Market Value of the Shares determined at the time of the proposed transfer.

8.5.             Additional Provisions Relating to Rights of Repurchase and First Refusal.

(a)             Additional Shares or Substituted Securities. If there is any change in the number of outstanding Shares by reason of a share split, reverse share split, share dividend, recapitalization (excluding any issuances of securities by the Company for consideration), combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then (i) any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Shares subject to a Right of Repurchase or a Right of First Refusal or into which such Shares thereby become convertible shall immediately be subject to the Right of Repurchase and the Right of First Refusal; and (ii) appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Shares subject to this provision and to the price per share of the Shares to be paid upon the exercise of the Right of Repurchase or Right of First Refusal; provided, however, that the aggregate Purchase Price payable for the Shares shall remain the same.

(b)             Termination of Rights of Repurchase and First Refusal. Any other provision of Section 8.3 notwithstanding, the Right of Repurchase with respect to vested Shares shall lapse with respect to the Shares that are registered under a then effective registration statement under applicable federal securities laws and the issuer is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or becomes an investment company registered or required to be registered under the United States Investment Company Act of 1940. If the Shares are readily tradable on an established securities market when the Participant desires to transfer such Shares, the Company shall have no Right of First Refusal, and the Participant shall have no obligation to comply with the procedures prescribed by Section 8.4.

(c)             Termination of Rights as Participant and Shareholder. If the Company makes available to a Participant, at the time and place and in the amount and form provided in this Agreement, the consideration for the RSUs to be repurchased pursuant to the Company’s RSUs Repurchase Right in accordance with Section 8.3, then after such time such Participant shall no longer have any rights as a Participant in respect of such RSUs (other than the right to receive payment of such consideration in accordance with this Agreement). If the Company makes available to a Participant, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be repurchased or redeemed pursuant to the Company’s Share Repurchase Right in accordance with Section 8.3 or Right of First Refusal in accordance with Section 8.4, then after such time such Participant shall no longer have any rights as a Shareholder in respect of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefore have been delivered as required by this Agreement.

8.6.             Investment Intent at Grant. If the grant of the RSUs under the Plan is not registered under applicable federal or state securities laws, but an exemption is available which requires an investment representation or any other representation, the Participant (a) shall, and hereby does, represent and agree, at the time of grant of the RSUs, that the security being acquired upon the grant of the RSUs is being acquired for investment purposes, and not with a view to the sale or distribution thereof, and (b) shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

8.7.             Investment Intent at Settlement. If the sale of the Shares under the Plan is not registered under applicable federal or state securities laws, but an exemption is available which requires an investment representation or other representation, the Participant shall represent and agree at the time of settlement that the Shares being acquired upon settlement of the RSUs are being acquired for investment purposes, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

8.8.             Legends. All certificates evidencing the Shares acquired under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any Applicable Law):

“THE SHARES OF COMMON STOCK EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AND TRANSFERABLE ONLY IN ACCORDANCE WITH THAT CERTAIN CARIS LIFE SCIENCES, INC. 2020 INCENTIVE PLAN AND THE RESTRICTED STOCK UNIT AWARD AGREEMENT PURSUANT TO WHICH THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. NO TRANSFER OR PLEDGE OF THE SHARES EVIDENCED HEREBY MAY BE MADE EXCEPT IN ACCORDANCE WITH AND SUBJECT TO THE PROVISIONS OF SAID PLAN AND THE RESTRICTED STOCK UNIT AWARD AGREEMENT.”

8.9.             Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a share certificate representing the Shares sold under this Agreement no longer is required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

8.10.             Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 8 shall be conclusive and binding on the Participant and all other persons.

9.             Exchange Act. Notwithstanding anything contained in the Plan or this Agreement to the contrary, if the consummation of any transaction under the Plan or this Agreement would result in the possible imposition of liability on the Participant pursuant to Section 16(b) of the Exchange Act, the Administrator shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability, but in no event for a period in excess of 180 days.

10.           Compliance with Code Section 409A. Notwithstanding any contrary provision herein or in the Plan, if any RSU is deemed to be a “deferral of compensation” under Code Section 409A or any regulations or guidance promulgated thereunder or could cause any person to recognize additional taxes, penalties or interest under Code Section 409A, the Board may, in its sole discretion and without the consent of any person, unilaterally modify such provision: (i) to comply with, or avoid being subject to, Code Section 409A, or to avoid the imposition of any additional taxes, penalties or interest under Code Section 409A, and (ii) to maintain, to the maximum extent practicable, the original intent of the applicable provision without contravening the provisions of Code Section 409A. This Section 10 does not create an obligation on the part of the Board to modify the Plan or this Agreement and does not guarantee that any person shall not be subject to additional taxes, penalties or interest under Code Section 409A.

11.           Expiration. The RSUs shall expire on the Expiration Date set forth above.

12.           General.

12.1.           Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Administrator for review. The resolution of such a dispute by the Administrator shall be final and binding on the Company and Participant.

12.2.           Entire Agreement. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof. If any inconsistency should exist between the nondiscretionary terms and conditions of this Agreement and the Plan, the Plan shall govern and control. Notwithstanding the above, nothing in this Agreement shall be deemed to amend any agreement, whether entered into prior to or after the date hereof, between the Company and the Participant.

12.3.           Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary/Chief Legal Officer of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: (a) personal delivery; (b) five (5) days after deposit in the United States mail by certified or registered mail (return receipt requested); (c) two (2) business days after deposit with any return receipt express courier (prepaid); or (d) one (1) business day after transmission by facsimile.

12.4.           Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

12.5.           Choice of Law and Venue. This Agreement, including, but not limited to, its enforceability, interpretation and legal effect, shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to its conflict of law principles. If any provision of this Agreement is determined by a court or tribunal of competent jurisdiction to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable. Subject to Section 12.6, the courts of the State of Texas, for Dallas County or any Federal Court having jurisdiction in that county shall have exclusive jurisdiction with respect to any dispute or litigation arising under this Agreement.

12.6.           Arbitration. The terms of this Agreement are subject to any arbitration provisions of any PIIA or other agreement or policy that may be in effect between the Participant and the Company. If no such other agreement or policy is in effect, then the following arbitration provisions shall govern: Subject to the Company’s remedies for breach or threatened breach of a Restrictive Covenant, any other dispute, controversy, or claim arising out of or relating to this Agreement or breach thereof, will be submitted to arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration of any dispute, controversy, or claim will take place in Dallas, Texas. Judgment on the award rendered by the arbitrator may be entered in any court of competent jurisdiction. In reaching the arbitrator’s decision, the arbitrator will have no authority to ignore, change, modify, add to or delete from any provision of this Agreement, but instead is limited to interpreting this Agreement.

12.7.           No Employment or Other Service Rights. Nothing in the Plan or this Agreement shall confer on Participant any right to continue to serve the Company Group in the capacity in effect as of the Date of Grant or shall affect the right of the Company Group to terminate the Participant’s (a) employment with or without notice and with or without cause, (b) service pursuant to the terms of a consulting agreement with the Company Group or (c) service as a Director pursuant to the Articles or the TBOC, and any applicable provisions of the corporate law of the jurisdiction in which the Company or the Affiliate is incorporated, as the case may be; or shall give the Participant any right to be reemployed or reengaged by the Company Group following a termination of employment or services for any reason.

12.8.           No Right to Future Awards. This award of RSUs and all other equity-based awards under the Plan are discretionary. This award does not confer on the Participant any right or entitlement to receive another award of RSUs or any other equity-based award at any time in the future or in respect of any future period.

12.9.           Severability. If any provision of this Agreement is held to be illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Agreement, but this Agreement shall be construed and enforced as if such illegal or invalid provision had never been included herein.

12.10.         Amendment. Notwithstanding anything herein or in the Plan to the contrary, the Administrator may, at any time, alter, amend, suspend or modify this Agreement; provided, however, that no amendment or modification of this Agreement shall materially and adversely impair the rights of the Participant with respect to any then outstanding RSUs without the consent of the Participant.

13.           Spousal Consent. I agree to cause any current or future spouse of mine to deliver to the Company a consent in the form of the consent attached hereto validly executed by such spouse on the date hereof or promptly after any such person becomes my spouse, as applicable.

14.           Acceptance. Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and by executing below, accepts the terms and conditions of this Agreement governing the RSUs and the terms and conditions of the Plan governing the RSUs and any and all other outstanding RSUs held by the Participant as of the date of execution. Participant acknowledges that there may be adverse tax consequences upon settlement of the RSUs or disposition of the Shares and that Participant should consult a tax advisor prior to such settlement or disposition.

15.           Release of Claims. In consideration of the grant of the RSUs provided to Participant under this Agreement and after having sufficient time to consult with Participant’s own counsel, Participant and each of Participant’s respective heirs, executors, administrators, representatives, agents, successors and assigns (collectively, the “Participant Parties”) hereby irrevocably and unconditionally release and forever discharge the Company, the Company’s former, current and future parents, subsidiaries and affiliates, and each predecessor, successor and affiliate of each of the aforementioned entities, and each of their respective officers, employees, directors, shareholders and agents from any and all claims, actions, causes of action, rights, judgments, obligations, damages, demands, accountings or liabilities of whatever kind or character (collectively, “Claims”), including, without limitation, any Claims under any federal, state, local or foreign law, that the Participant Parties may have, or in the future may possess, arising from or relating to any RSU or other equity or equity-based award previously granted under the Plan; provided, however, that Participant does not release, discharge or waive any rights to the RSUs and to the Shares provided under this Agreement that is contingent upon the execution by Participant of this release of claims. This Section 15 does not apply to any Claims that the Participant Parties may have as of the date Participant signs this Agreement arising under the Federal Age Discrimination in Employment Act of 1967, as amended, and the applicable rules and regulations promulgated thereunder.

[SIGNATURE PAGE TO FOLLOW]

In witness whereof, the Company has caused this Agreement to be executed by its duly authorized representative effective as of [               ].

CARIS LIFE SCIENCES, INC.

By:
Name:	[ ]
Title:	[ ]

Participant

[Signatures Page to RSU Award Agreement]

SPOUSAL ACKNOWLEDGEMENT

The undersigned spouse of the Participant has read and hereby approves the foregoing Restricted Stock Unit Award Agreement. In consideration of the Company’s granting the Participant the right to acquire the Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Agreement and the Plan, including (without limitation) (i) the right of the Company (or its assigns) to purchase any Shares in which the Participant is not vested at the time of the Participant’s cessation of Continuous Service, and (ii) any sale or by the Participant or any settlement of any Shares contemplated by such Agreement, and for purposes of any community property laws and all other laws conveys all of the undersigned’s right, title and interest in and to such Shares to the purchaser of such Shares.

PARTICIPANT’S SPOUSE

Address: